IMPORTANT NOTICE REGARDING YOUR
                    DREYFUS PREMIER DEVELOPING MARKETS FUND


                                 200 Park Avenue
                            New York, New York 10166

April 4, 2003

Dear Shareholder:

The Special Meeting of Shareholders, originally scheduled for March 14, 2003 for the purpose of approving the Agreement and Plan of Reorganization for your fund, has been adjourned to MONDAY, APRIL 28TH AT 3:00 P.M. This occurred because an insufficient number of votes were received to hold the meeting. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

EVERY VOTE COUNTS

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. YOUR VOTE WILL HELP YOUR FUND TO HOLD THIS MEETING AS SCHEDULED, SO WE URGE YOU TO VOTE YOUR PROXY NOW. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

After careful review, your fund's Board has approved the proposed Agreement and Plan of Reorganization, detailed in the enclosed proxy statement, and urges you to vote "FOR" this proposal. We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc. ("Georgeson"), to assist you with casting your vote. Should you have any questions regarding the meeting agenda or to vote your proxy quickly and easily over the phone, PLEASE CALL GEORGESON TOLL-FREE at 1-866-256-6217.



   For your convenience, please utilize one of the easy methods below to register your vote:

1.    BY PHONE.
Call Georgeson toll-free at 1-866-256-6217. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2.      BY INTERNET.
Visit WWW.PROXYWEB.COM and enter the 14-digit control number located on your proxy card.

3.    BY TOUCH-TONE PHONE.
Dial the toll-free number found on your proxy card and follow the simple instructions.

4.    BY MAIL.
Simply return your executed proxy in the enclosed postage paid envelope. HOWEVER, DUE TO THE SHORT TIME FRAME UNTIL THE MEETING, PLEASE TRY TO UTILIZE ONE OF THE ABOVE THREE OPTIONS TO REGISTER YOUR VOTE SO IT MAY BE RECEIVED IN TIME FOR THE MEETING. If you do vote by telephone or the Internet, please do not mail your proxy ballot.



                 DON'T HESITATE. PLEASE VOTE TODAY.





             PROXY STATEMENT PURSUANT TO SECTION 14(a)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                       Filed by the Registrant                [X]
              Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
[ ]  Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12


                        DREYFUS INTERNATIONAL FUNDS, INC.
                        ---------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) ] and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    (4) Proposed maximum aggregate value of transaction:

    (5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by ] Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed: